EXHIBIT 10.12

                                   THE LEASE


THIS LEASE AGREEMENT (hereinafter referred to as the "Lease") , made and entered into on the 27 day of August, 1997, between Principal Mutual Life Insurance Company, an Iowa Corporation (hereinafter referred to as "Landlord") and

Automated Dispatch Solutions, Inc. d/b/a ADS (hereinafter referred to as
--------------------------------------------
"Tenant").

                                  WITNESSETH:


1.   Summary of Lease.

     The following is a summary of certain portions of the Lease:

     Landlord:  Principal Mutual Life Insurance Company an Iowa Corporation
                -----------------------------------------------------------

     Landlord's Address:  Principal Mutual Life Insurance Company
     ----------------------------------------------------------------------

                          711 High Street
     ----------------------------------------------------------------------

                          Des Moines, IA  50392-0137
     ----------------------------------------------------------------------

     Other Address:  Principal Mutual Life Insurance Company
     ----------------------------------------------------------------------

                          c/o Brannen/Goddard Company
     ----------------------------------------------------------------------
                          1895 Phoenix Boulevard, Suite 247
     ----------------------------------------------------------------------

     Tenant:   Automated Dispatch Solutions, Inc. d/b/a ADS
               ------------------------------------------------------------

     Tenant Address:  1895 Phoenix Boulevard
                      -----------------------------------------------------

                          Atlanta, GA  30349
     ----------------------------------------------------------------------

     Building Address:   One Crown Center
                         --------------------------------------------------

                         Atlanta, GA  30349
     ----------------------------------------------------------------------

     Suite Number:  235
                    ---

     Floor(s) upon which the Premises are located:  2/nd/
                                                    -----

     Lease Term:  5 years and No months
                  -           --

     Commencement Date:  September 1, 1997
                         -----------------

     Expiration Date:  August 31, 2002
                       ---------------

     Base Rental:  $74,733.72 per annum
                   ----------

     Monthly Base Rental:  $6,227.81
                           ---------

     Rentable Area of Premises:  4,745 square feet
                                 -----

     Rentable Area of Building:  98,000 square feet
                                 ------

     Tenant's Percentage of Building:  4.84 percent
                                       ----

     Security Deposit:  $7,009.45
                        ---------

     Broker:  Peachtree Partners
              ------------------

     It is understood that the foregoing is intended as a summary of portions of the Lease for convenience only and if there is a conflict between the above summary and any provisions of this Lease hereinafter set forth, the latter shall control.

2.   Definitions:

     (a) "Building" means the office building located upon certain real property (the "Property") in Land Lot(s)58, 59, 70 and 71 of the 13th District of
                                    -----------------------------------------
     Clayton County, Georgia the address of which is 1895 Phoenix Boulevard,
     -----------------------------------------------------------------------
     Atlanta, GA 30349.
     -----------------

     (b) "Premises" or "Leased Premises" means the office space which is located in the Building and shown on the drawing attached hereto as Exhibit "A".

     (c) "Base Rental" means the annual rental of $74,733.72, as the same may be
                                                   ---------
     increased from time to time pursuant to the provisions of this Lease.

     (d) "Commencement Date" means September 1, 1997.
                                   -----------------

     (e) "Expiration Date" means August 31, 2002.
                                 ---------------

     (f) "Security Deposit" means the sum of $7,009.45 which has been deposited
                                              --------
     with Landlord by Tenant.

     (g) "Common Areas" means those areas of the Building devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities (but shall not include any such areas provided or reserved for the exclusive use of a particular tenant). Common Areas shall be measured from and to the inside finished surface of exterior Building walls, and from and to the center of any partition walls which separate Common Areas from tenant spaces, including the Premises, and from Service Areas.

     (h) "Service Areas" means those areas within the Building used for Building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (but shall not include any such areas provided or reserved for the exclusive use of a particular tenant). Service Areas shall be measured from and to the inside finished surface of exterior Building walls, and from and to the center of any partition walls which separate Service Areas front tenant spaces, including the Premises, and from Common Areas.

     (i) "Exterior Common Areas" means all areas, not located within the Building, provided and maintained for the common use and benefit of Landlord and tenants of the Building generally, and the employees, invitees and licensees of Landlord and such tenants, including, without limitation, parking areas (whether enclosed or not), streets, sidewalks, and landscaped areas (including Landlord's interest in any such areas which are part of the "common areas" established pursuant to the Declaration of Covenants, Conditions and Restrictions affecting the Building).

     (j) "Rentable Area" of the Premises means (1) the gross area of the Premises as measured from and to the inside surface of the outer glass of the exterior Building walls, and from and to the center of any partition walls which separate the Premises from adjoining Common Areas, Service Areas, or premises of other tenants; plus (2) an area equal to the gross area of the Common Areas, measured by the method described in Paragraph 2(g), times a fraction, the numerator of which is the gross area of the Premises as described in (1) above and the denominator of which is the Rentable Area of the Building, as hereinafter defined.

     "Rentable Area" of the Building means the gross area of the Building as measured from and to the outer glass of the exterior Building walls, and from and to the center of any partition walls of any Service Areas, which Rentable areas of the Building is set forth in the Lease summary in Paragraph 1.

     (k) "Basic Costs" means all expenses, costs and disbursements (but not repayment of debt or replacement of capital investment items other than those elsewhere herein expressly included, nor specific costs specially billed to and paid by other tenants of the Building) of every kind and nature which Landlord shall pay or become obligated to pay because of, or in connection with the ownership and operation of the Building, the Property and the Exterior Common Areas, including but not limited to the following: (i) wages and salaries, including payroll taxes, workers' compensation, insurance premiums, and all other employment benefit and insurance costs to Landlord of all employees directly engaged in operating and maintaining the Building, and that part of central accounting costs which are applicable to the Building; (ii) costs of all supplies and materials used in operation and maintenance of the Building; (iii) cost of all utilities for the Building including the cost of water, sewer, gas, oil and electric and other fuels or forms of power or energy; (iv) cost of all maintenance and service agreements (oral or written) for the Building and the equipment therein including, but not limited to, security service, window cleaning, janitorial service, elevator maintenance, maintenance of heating, ventilation and air-conditioning equipment, plumbing, controls, locks, alarms and all other parts of the Building; (v) landscaping and grounds maintenance costs and expenses; (vi) annual and special assessments against the Property made pursuant to tile Declaration of Covenants, Conditions and Restrictions by the Owners Associations; (vii) cost of all insurance relating to the Building or rents therefrom including, but not limited to, the costs of casualty and liability insurance applicable to the Building and the Exterior Common Areas and to Landlord's personal property used in connection with the Building and the Exterior Common Areas; (viii) the following taxes; (A) personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems, and appurtenances used in connection with the Building for tile operation thereof, and (B) real estate taxes, assessments, sewer rents, rates, and charges, transit taxes, taxes based upon the receipt of rent and any other federal, state, or local governmental charge, general, special, ordinary, or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by landlord's income or profits, unless the same shall be imposed in lieu of real estate taxes) which may now or hereafter be levied or assessed against the Building and/or the Property or the rents derived from the Building (in the case of special taxes or assessments which may be payable in installments, only the amount of each installment paid during the calendar year shall be included in the taxes for that year); (ix) costs for the maintenance and repair of the Building and the personal property used in connection therewith (excluding repairs and maintenance costs which are paid from proceeds of insurance of which are paid by, Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant); (x) amortization of the cost of installation of capital investment items which are primarily for the purpose of reducing operating costs or which may be required by governmental authority, as reasonably amortized by Landlord, with interest at 15% per annum on the amount unamortized from time to time; (xi) advertising and leasing fees; and (xii) legal and accounting expenses, including, but not limited to, such expenses as related to seeking or obtaining reductions in and/or refunds of real estate taxes; and (xiii) management fees.

     (l) The Basic Costs of the Building shall be computed on the accrual basis and shall be all Basic Costs incurred by Landlord to maintain all facilities of the Building and the Exterior Common Areas in operation during all or part of the year, together with such additional or substitute facilities in subsequent years as may be determined by Landlord to be necessary. If less than ninety five percent (95%) of the Rentable Area of the Building shall have been occupied by tenants at any time during any calendar year of the Lease Term, the Basic Costs for such calendar year shall be deemed to be an amount equal to the Basic Costs which would normally be expected to have been incurred had such occupancy been ninety-five percent (95%) throughout such calendar year.

     (m) "Building Standard Improvements" when used herein, means those Improvements to the Premises described as such in Exhibit "A".

3.   Lease Grant

     Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises for the Lease Term. Tenant is hereby granted only a usufruct, not subject to levy or sale; neither an estate for years nor other estate shall pass from the Landlord on account thereof. The Rentable Area of the Premises is stipulated for all purposes to be 4,745 (four thousand seven hundred forty five) square feet.
           ---------------------------------------------

4.   Lease Term

     (a) The "Lease Term" is for a period of time commencing at 12:01 a.m. on the Commencement Date, or on such later date as is provided in subparagraph
     (c) below, and continuing thereafter through and until 6:00 p.m. on the Expiration Date.

     (b) If on the Commencement Date the Premises have not been substantially completed due to omission, delay or default by Tenant or anyone acting under or for the Tenant (including, without limitation, Tenant's default or failure to perform its obligations in a timely manner or any delay resulting from changes to the "Drawings and Specifications" by Tenant ) then Tenant's obligations under this Lease (including, without limitation, the obligation to pay rent) shall nonetheless commence as of the Commencement Date.

     (c) If, due to causes other than as set forth in subparagraph (b) above, Landlord does not deliver possession of the Premises to Tenant on the commencement date this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event rent shall abate until the date when Landlord does deliver possession, and the Lease Term shall commence on the date when possession is delivered to Tenant except that, if for any reason other than strikes, casualties or other causes beyond the control of the Landlord, possession of the Premises is not delivered to Tenant within ninety (90) days after the Commencement Date or if possession is not so delivered for any reason whatsoever other than the causes set forth in subparagraph (b) above within one hundred eighty (180) days after the Commencement Date, then this Lease shall be voidable by either party upon thirty (30) days written notice to the other given at any time prior to the delivery of possession, provided that such notice shall be void, and this Lease shall remain in full force and effect, if possession is delivered within said thirty (30) day period following such notice of termination. In the event this Lease is terminated as provided in this Paragraph 4(c), any monies advanced by Tenant to Landlord shall be returned and the parties hereto shall have further obligation one to the other.

     (d) In the event that Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date because of Tenant's failure to perform its obligations under, or to pay the amounts specified, this Lease shall be terminable at the sole option of Landlord at any time after the Commencement Date and prior to Tenant's performance or payment; and should Landlord so elect to terminate this Lease, such termination shall be without prejudice to Landlord's right to sue Tenant to recover damages for Tenant's failure to perform its obligations, or to pay amounts due.

5.   Base Rental

     (a) Tenant shall pay to Landlord as annual rental during the term of this Lease the Base Rental, payable in lawful money of the United States, in advance, in monthly equal installments on or before the first day of each month during the Lease Term. The Base Rental is subject to increase as provided hereinbelow. If this Lease commences on a day other than the first day of the calendar month or ends on a day other than the last day of a calendar month, the monthly installment of Base Rental for the fractional month shall be appropriately prorated on a daily basis for such month. Tenant has paid Landlord $6,227.81 (six thousand two hundred twenty-seven
                              ------------------------------------------------
     dollars and eighty-one cents) upon Tenant's execution of this Lease,
     ----------------------------
     representing the monthly installment of Base Rental for the month of

     September, 1997.
     ---------------

     (b) On January 1/st/ of each year beginning with the January 1, 19__ payment of Base Rental, and on each January 1/st/ thereafter during the Lease Term, the Base Rental shall be increased by one half (1/2) of the amount equal to the product of: (i) the amount of Base Rental set forth in Paragraph 2(c) of this Lease, as increased from time to time by all earlier adjustments established under this subparagraph (b), multiplied by (ii) the difference (expressed as a percentage) between the Consumer Price Index (as hereinafter defined) published for the month of October of the calendar year just ended and the Consumer Price Index published for the month of October of the calendar year preceding the calendar year just ended. In no event shall the Base Rental computed according to the provisions of this subparagraph (b) for any calendar year be less than the Base Rental for the preceding calendar year. Such increase shall be prorated over the first year.

     (c) "Consumer Price Index" means the Consumer Price Index for all Urban Consumers, U.S. Metro Atlanta (if "Metro Atlanta" is not available will use South Average) for All Items (1967 - 100) of the Bureau of Labor Statistics of the United States Department of Labor. If the Consumer Price Index published by the United States Department of Labor, Bureau of Labor Statistics, is changed so that it affects the calculations achieved hereunder, the Consumer Price Index shall be converted in accordance with a conversion factor published by the United States Department of Labor, Bureau of Labor Statistics in order to obtain substantially the same result as would have been obtained if the Consumer Price Index had not been changed. If the Consumer Price Index is discontinued or revised during the term of this Lease, such other government index or computation with which is replaced shall be used in order to obtain substantially the same result as would have been obtained if the Consumer Price Index had not been discontinued or revised. If the Consumer Price Index is discontinued and no government index or computation replaces same, the Landlord shall designate an appropriate substitute.

     (d) Tenant shall pay to Landlord all Base Rental, additional rent, and all other charges due and owing by Tenant under this Lease with deduction or set-off, in legal tender, and at Landlord's address or as otherwise directed from time to time by Landlord's notice.

6.   Additional Rent

     (a) Tenant's Base Rental is based, in part, upon the estimate that annual Basic Costs will be equal to the _____ per square foot of Rentable Area of the Building at full occupancy as determined below. (Base Year shall be defined as the actual "Basic Costs" paid or incurred during the calendar year 1995. In the event the building is less than ninety percent (90%) occupied, the costs shall be adjusted by the Landlord to reflect ninety percent (90%) occupancy). The Rentable Area of the Building is stipulated to be 98,000 square feet. Tenant shall, from time to time during the term
           ------
     of the Lease, pay as additional rent hereunder an amount equal to the produce obtained by multiplying (i) the excess in actual Basic Costs over

     $_________ per square foot of Rentable Area of the Building times (ii) the number of square feet of the Rentable Area of the Premises (the "Excess").

     (b) Landlord shall also have the right, prior to after the close of any calendar year, to make a good faith estimate of the Excess for the succeeding calendar year and, following thirty (30) days' notice to Tenant, Tenant shall pay to Landlord, on or before the first day of each month of such calendar year, one twelfth (1/12th) of such estimated Excess; provided, however, that prior to receipt of such notice, Tenant shall continue to pay Landlord the monthly installment amount of the Excess, if any, which was paid or payable in the calendar year just ended.

     (c) By April 1 of each calendar year following the year during which the Lease Term begins, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs for the previous calendar year, and Landlord shall notify Tenant of the actual amount of the Excess owing by Tenant to Landlord, which statement shall show the calculations used to derive the amount of the Excess. Tenant agrees to pay Landlord promptly, with the next monthly rental payment, as additional rent, all Excess which has not been previously paid as estimated Excess. If for any calendar year additional rent collected for the prior year, as a result of Landlord's estimate of Excess, is greater than the additional rent actually due during such prior year, then Landlord shall refund to Tenant any such overpayment or, at Landlord's option, apply such amount against rentals thereafter coming due under the Lease.

7.   Late Payments

     Tenant shall pay, as a late charge in the event any installment of Base Rental, additional rent, or other charge to be paid by Tenant hereunder is not paid when due, an amount equal to five percent (5%) of the amount due for each and every 30-day period that said amount remains unpaid (but in no event shall the amount of such late charge exceed an amount based upon the highest legally permissible rate chargeable at any time by Landlord under the circumstances). Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid late charges, in inverse order of their maturity, and then to reduce all other past due amounts, in inverse order of their maturity.

8.   Occupancy and Use

     (a) Tenant shall use and occupy the Premises for general office purposes and for no other use or purpose without prior written consent of Landlord.

     (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Tenant shall not use the Premises or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purposes, or for any business, use or purpose which is, in Landlord's judgment, disreputable or inconsistent with the operation of a first class office building, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the Premises.

9.   Hazardous Substances

     Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, governmental standard or regulation applicable to Tenant and/or to the Premises in connection with occupational health and safety, Hazardous Substances (as hereinafter defined) and environmental matters. Tenant shall not use the Premises or allow the Premises to be used for, the generation, storing or disposal of any Hazardous Substances. Tenant shall promptly notify Landlord of its receipt of any notice of a violation of any such law, standard or regulation. The use, generation, storage, release, threatened release, discharge, disposal or presence on or about the Premises of any Hazardous Substances by Tenant, Tenant's agents or any sublessee or assignee occupying all or part of the Premises shall be an immediate event of default under this Lease. For the purpose hereof "Hazardous Substances" means any toxic or hazardous waste or substances, including, without limitation, asbestos, PCBs, substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. section 9601 et seq., Hazardous Materials Transportation Act, 49 U.S.C. section 1802, the Resource Conservation and Recovery Act, 42 U.S.C. section 6901 et seq. and in the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. section 2601 el seq., or in any applicable state environmental statues.

10.  Compliance with Laws

     Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building in which the Premises are situated or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner, and Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises.

11.  Service and Utilities

     (a) Landlord shall maintain the Service Areas and Common Areas of the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, in reasonably good order and condition except for damage occasioned by the act or negligence of Tenant, which damage shall be repaired by Landlord at Tenant's expense. In the event Tenant requires or needs to have one or more separate systems of either heating, ventilating, air-conditioning or other similar systems over and above that provided by Landlord, the installation, care, expense, and maintenance of each such system shall be borne by and paid for by Tenant.

     (b) Provided the Tenant shall not be in default hereunder, and subject to the provisions elsewhere herein contained and the rules and regulations of the Building, Landlord agrees to furnish to the Premises during ordinary business hours (7 a.m - 6 p.m. M-F; 8 a.m. - 1 p.m., Sat.) of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Sundays and legal holidays: (i) heat and air-conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises; (ii) janitorial services during the times and in the manner that such services are, in Landlord's judgment, customarily furnished in comparable office buildings in the immediate market area, except that, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefor by Landlord;
     (iii)elevator service; (iv) electricity; and (v) water.

     (c) Tenant will not without the written consent of Landlord use any apparatus or device in the Premises, including without limitation, electronic data processing machines and machines using excess lighting or current which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or with water pipes, any apparatus or devise for the purpose of using electrical current or water. If Tenant in Landlord's judgment shall require water or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space (it being understood that such an excess may result from the number of fixtures, apparatus and devices, the hours of use, or any combination of such factors), Tenant shall first procure the consent of Landlord, which Landlord may in its discretion withhold, to the use thereof, and Landlord may cause a special meter to be installed in the Premises, at Tenant's expense, so as to measure the amount of water, electric current or other resource so consumed, as shown by said meters, at the rates charged by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water, electric current or other resources so consumed.

     (d) Landlord shall not be liable to Tenant or to any person, firm, corporation, or other business association claiming by, through or under Tenant for: (i) failure to furnish or for delay in furnishing any service provided for in this Lease, and no such failure or delay by Landlord shall be an actual or constructive eviction of Tenant nor shall any such failure or delay operate to relieve Tenant from the prompt and punctual performance of each and all of the covenants to be performed hereunder by Tenant; (ii) any latent defects in the Premises or Building; (iii) defects in the cooling, heating, electric, water, elevator, or other apparatus or systems or for water discharged from sprinkler systems, if any, in the Building;
     (iv) the limitation, curtailment, rationing or restricting of use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Building; (v) for Landlord's reasonable voluntary cooperation with the efforts of national, state or local government agencies or utilities suppliers in reducing energy or other resource consumption.

     (e) Any sums payable under this Paragraph 11 shall be considered additional rent and shall be added to any installment of Base Rental thereafter becoming due, and Landlord shall have the same remedies for payment of such sums as for a default in the payment of Base Rental.

     (f) Tenant shall not provide any janitorial services without Landlord's written consent and then only subject to supervision of Landlord and by a janitorial contractor or employees at all times satisfactory to Landlord. Any such services provided by Tenant shall be Tenant's sole responsibility and at Tenant's sole risk.

     (g) Access to the Building may be regulated during other then normal business hours in such manner as Landlord deems appropriate. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages or injuries done by unauthorized persons on the Premises or in the Building and neither shall Landlord be required to insure against such losses. Tenant shall cooperate fully in Landlord's efforts to regulate access to the Building.

12.  Improvements on Premises

     All installations and improvements now or hereafter placed on the Premises other than Building Standard Improvements shall be made by Landlord at Tenant's elections for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord in advance as additional rent.

13.  Graphics

     Landlord shall provide and install, at Tenant's cost, all letters and numerals on doors in the Premises, all such letters and numerals shall be in the standard graphics chosen by

     Landlord for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent.

14.  Care of Premises

     Tenant agrees not to commit any waste or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up to the Premises to Landlord in as good condition as at the Commencement Date, ordinary wear and tear excepted.

15.  Alterations

     Tenant shall not make or suffer to be made any alterations, additions, or improvements in, on, or to the Premises or any part thereof, without the prior written consent of Landlord; and any such alterations, additions, or improvements in, on, or to said Premises, except for Tenant's movable furniture and equipment, shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant. In the event Landlord consents to the making of any such alterations, additions, or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with all applicable laws, ordinances, and regulations and all requirements of Landlord's and Tenant's insurance policies, and in accordance with plans and specifications approved in writing by Landlord, and any contractor or person selected by Tenant to make the same, and all subcontractors must first be approved in writing by Landlord, or, at Landlord's option, the alteration, addition or improvement shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof upon demand.

16.  Repair

     By taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair. Tenant shall at all times during the term hereof, at Tenant's sole cost and expense, keep the Premises and every part thereof in good order, condition and repair, excepting ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements. Should Tenant fail to make any repairs or replacements required of it hereunder promptly, Landlord may at its option make such repairs and replacements and Tenant shall pay the cost thereof to Landlord as additional rent.

17.  Parking

     During the Lease Term, Tenant shall have the nonexclusive use in common with Landlord, other tenants of the Building, their guests and invitees, of the non-reserved common automobile parking areas not to exceed (See Special
                                                                     -----------
     Stipulation Section 4) spaces, driveways, and footways located on the
     ---------------------
     Property, subject to such rules and regulations for the use thereof as may be prescribed from time to time by Landlord.

18.  Re-Entry by Landlord

     Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees or tenants, to post notices of non-responsibility, and to alter, improve, or repair the Premises and any portion of the Building of which the Premises are a part or to which access is conveniently made through the Premises, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures and equipment in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon, and about the Premises, and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof; Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevator, stairs, toilets, or other public parts of the Building and to change the name, number of designation by which the Building is commonly known.

19.  Assignment and Subletting

     (a) Tenant shall not, without the prior written consent of Landlord,
     (i)sell, assign, convey, mortgage, pledge, encumber or otherwise transfer this Lease or any interest herein (whether voluntarily, by operation of law, or otherwise), (ii) sublet the Premises or any portion thereof, or
     (iii) permit any one other than Tenant to occupy or use the Premises or any portion thereof; and any attempt to consummate any of the foregoing without Landlord's written consent shall be void. Landlord may deny or withhold its consent to any of the foregoing (i) through (iii) for any reason or for no reason.

     (b) If at any time during the term of this Lease Tenant desires to sublet all or part of the Premises or to assign this Lease, Tenant shall submit such request to Landlord in writing, together with a copy of the proposed assignment or sublease and such additional information concerning the proposed assignee or sublessee as may be requested by Landlord for Landlord's review. If Landlord, in its discretion, approves in writing the terms of the proposed assignment or sublease and the proposed assignee or sublessee, but a fully executed counterpart of such assignment or sublease is not delivered to Landlord within thirty (30) calendar days after the date of Landlord's written approval, then Landlord's approval of the proposed assignment or sublease shall be automatically withdrawn and shall be deemed null and void. As a condition to Landlord's prior written consent as provided for in this Paragraph 19, the assignee or subtenant shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord promptly after execution an executed copy of said sublease or assignment and an agreement of said compliance by each sublessee or assignee, Landlord's consent to any assignment or subletting shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any other or subsequent assignment or subletting. Tenant agrees to pay to Landlord, on demand, reasonable costs incurred by Landlord in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant.

     (c) Notwithstanding the giving by Landlord of its consent to any assignment or sublease with respect to the Premises, no assignee or sublessee may exercise any expansion option, right of first refusal option, or renewal option under this Lease except in accordance with a separate written agreement entered into directly between such assignee or sublessee and Landlord.

     (d) Any transfer after the date hereof, whether to one or more persons or entitles and whether at one or more different times, of a controlling interest in Tenant (whether Tenant is a corporation, partnership, or other entity), whether voluntarily, by operation of law, or otherwise, shall be deemed an assignment of this Lease within the meaning of this Paragraph 19.

     (e) If, with the consent of the Landlord, this Lease or any interest therein is assigned or the Premises or any part thereof is sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Base Rental and additional rent herein reserved, but no such assignment, subletting, occupancy, or collection shall be deemed (i) a waiver of any of Tenant's covenants contained in this Lease, the acceptance by Landlord of the assignee, subtenant or occupant as Tenant, or (iii) a release of Tenant from further performance by Tenant of its covenants under this Lease.

     (f) If this Lease is assigned or the Premises or any part thereof is sublet or occupied by anyone other than Tenant, then Tenant shall pay to Landlord, in addition to any other amounts owing hereunder, all compensation received by Tenant from such assignee or subtenant with respect to such assignment or subletting, over and above the amount of Base Rental, additional rent or other sums owing under this Lease, whether such additional compensation to Tenant is in the form of a lump sum payment, monthly payment or otherwise; such additional compensation or any installment thereof shall be payable by Tenant to Landlord as and when received by Tenant, and Tenant hereby assigns all rights it might have or ever acquire in any such additional compensation to Landlord.

20.  Discharge of Liens

     Tenant shall discharge of record by bond or otherwise within ten (10) days following the filing thereof any mechanic's or similar lien filed against the Premises, the Building or the Property for work or materials claimed to have been furnished to or for the benefit of Tenant and/or the Premises; provided, however, that Tenant shall have no responsibility with respect to any mechanic's or similar lien filed against the Premises or the Building for work or materials furnished by or at Landlord's request, if Tenant is current in the payment of all obligations owed Landlord. If Tenant shall fail to cause such lien or claim of lien to be so discharged or bonded within such period, in addition to any other right or remedy it may have, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by procuring the discharge of such lien or claim by deposit in court or bonding, and in any such event, Landlord shall be entitled, if Landlord so elects, to compel the prosecution of any action for the foreclosure of such lien or claim by the lienor or claimant and to pay the amount of the judgment, if any, in favor of the lienor, with interest, costs, and allowances. Tenant shall pay as additional rent on demand from time to time any sum or sums so paid by Landlord, including, but not limited to, attorneys' fees in processing such discharge or in defending any such action.

21.  Insurance and Indemnification

     (a) Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any injury or damage to any person or property in or about the Premises or the Property by or from any cause whatsoever, including, without limitation, any such injury or damage caused or occasioned by or resulting from (i) water leakage of any charger from the roof, walls, basement or other portions of the Premises or the Building,
     (ii) gas, fire or explosion of the Premises or the Building, (iii) theft, mysterious disappearance, burglary, or loss of any property of Tenant whether from the Premises or any part of the Building, (iv) acts of or disturbances or interference by third persons, including other tenants, (v) acts or omissions to act, whether criminal, negligent, or otherwise, of independent contractors (including security guards and janitorial staff), other tenants, or third parties, (vi) acts of' God, public enemy, injunction, riot, strike, vandalism, insurrection, war, casualty, court order, requisition, or order of governmental body or authority and (vii) any other cause beyond the control of Landlord. Further, Landlord shall not be liable for any damage or inconvenience which may arise through repair or alteration of any part of the Building, Exterior Common Areas, or Premises.

     (b) Each party hereto hereby waives all liability of and all right of recovery and subrogation against and agrees that neither such party or any of its officers, agents, employees or its or their insurer will sue, the other party, or any of the officers, agents or employees of the other party from any loss or a damage to property arising out of fire or other casualty, and agrees that all such party's insurance will contain waivers by the insurer of such liability, recovery, subrogation and suit.

     (c) Tenant agrees to purchase at its own expense and to keep in force during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Each such policy shall: (i) name Landlord as an additional insured (except for the worker's compensation policy), (ii) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of Georgia,
     (iii) include a waiver of subrogation endorsement in favor of Landlord, and
     (iv) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall be given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.

22.  Waiver of Subrogation

     Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under the releaser or by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the Building in which the Premises are located.

23.  Damage by Fire, Etc.

     (a) If the Building, improvements, or Premises are rendered partially or wholly untenantable by fire or other casualty, and if such damage cannot, in Landlord's reasonable estimation, be materially restored within ninety
     (90) days of such damage, then Landlord may, at its sole option, terminate this Lease as of the date of such fire or casualty. Landlord shall exercise its option provided herein by written notice to Tenant within sixty (60) days of such fire or other casualty. For purposes hereof, the Building, improvements, or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

     (b) If this Lease is not terminated by Landlord pursuant to this Paragraph 23, then Landlord shall proceed with all due diligence to repair and restore the Building, improvements or Premises, as the case may be (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term of this Lease, exclusive of any option which is unexercised at the date of such damage).

     (c) If this Lease is terminated by Landlord pursuant to this Paragraph 23, the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the term hereof. If this Lease is not terminated by Landlord pursuant to this Paragraph 23 and if the Premises is untenantable in whole or in part following such damage, the Base Rental and additional rent payable during the period in which the Premises is untenantable shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances.

          In the event that Landlord shall fail to complete such repairs and material restoration within one hundred fifty (150) days after the date of such damage, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall terminate on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the term hereof; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control or other cause beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

          In no event shall Landlord be require to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements which may have been placed in or about the Premises by Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control except that Landlord's insurance may be for the benefit of and subject to control by the holder or holders of any indebtedness secured by a deed to secure debt or similar instrument encumbering the Building.

     (d) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a deed to secure debt encumbering the Building requires that any insurance proceeds be paid to it, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the term.

     (e) In the event of any damage or destruction to the Building or the Premises, Tenant shall, upon notice from Landlord, remove forthwith, at his sole cost and expense, such portion or all of the property belonging to Tenant or Tenant's licensees from such portion or all of the Building or the Leased Premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord harmless from any loss, liability, costs, and expenses, including attorneys' fees, arising out of any claim of damage or injury as a result of any alleged failure to properly secure the Premises prior to such removal and/or resulting from such removal.

24.  Condemnation

     If any substantial part of the Premises shall be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof (any of the foregoing being referred to as a "taking"), this Lease shall terminate when the physical taking shall occur in the same manner as if the date of such physical taking were the date originally fixed in this Lease for the expiration or the term hereof; provided, however, that in no event shall a partial taking of less than twenty percent (20%) of the Rentable Area of the Premises give rise to an option on Tenant's part to terminate this Lease. In the event of a partial taking which does not result in this Lease being terminated, the Base Rental shall be adjusted in proportion to the percentage of the Rentable Area of the Premises so taken. In the event any such taking, in Landlord's judgment, would prevent or materially interfere with the use of the Building or the Premises for the purpose for which it is then being used, or would render the Landlord's continued use or leasing of the Building economically or physically unfeasible, Landlord shall have the right to terminate this Lease by written notice to Tenant. In the event of any termination of this Lease pursuant to this Paragraph 24, any Base Rental or additional rent pay by Tenant for any period following the date of such termination shall be refunded to Tenant. Tenant shall not share in the condemnation award or payment in lieu thereof or in any award for damages resulting from any such taking, the same being hereby assigned to Landlord by Tenant; provided, however, that Tenant may separately claim and receive from the condemning authority, if legally payable, compensation for Tenant's removal and relocation costs and for Tenant's loss of business and/or business interruption.

25.  Events of Default

     The following events shall be deemed to be events of default by Tenant under this Lease:

     (a) Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the Base Rental or additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of five (5) days from the date such payment was due; or

     (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within twenty (20) days (forthwith, if the default involves a hazardous conditions) after written notice thereof to Tenant; or

     (c) Tenant shall vacate or abandon any substantial portion of the Premises, even though Tenant continues to pay the stipulated monthly rent; or

     (d) Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession; or

     (e) Tenant's interest in the Lease or the Premises shall b subjected to any attachment, levy, or sale pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree shall not be vacated within ten (10) days after entry thereof; or

     (f) A receiver shall be appointed to take possession of all or substantially all of the assets of Tenant, Tenant shall make an assignment for the benefit of creditors, or Tenant shall take or suffer any action under any insolvency, bankruptcy or reorganization act (it being expressly agreed that in no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings).

26.  Landlord's Remedies

     Upon the occurrence of any events of defaults described in Paragraph 25 or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

     (a) Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

     (b) Upon any termination of this Lease or upon any termination of Tenant's right to possession without termination of the Lease. Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess the Premises and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damages resulting therefrom, whether in contract or tort or otherwise. Tenant hereby waiving any right to claim damage, whether in contract or tort or otherwise, for such re-entry and expulsion, and without relinquishing Landlord's rights to rent or any other right given to Landlord hereunder or by operation of law.

     (c) Upon termination of this Lease, Landlord shall be entitled to recover, on the date of termination, all Base Rental and additional rent hereunder and other sums due and payable by Tenant on the date of termination, plus the sum of (i) liquidated damages in an amount equal to the future Base Rental and additional rent hereunder, and other sums provided herein to be paid by Tenant for the remainder of the Lease Term, discounted to present value on the basis of interest calculated at 5 percent per annum, less any amounts actually realized by Landlord in reletting the Premises after taking into account all expenses and time necessary to obtain a replacement tenant or tenants, including, without limitation, broker's commissions, recovery of the Premises, preparation for reletting and for itself, if any;
     (ii) the unamortized cost of all work performed on the Premises by Landlord in preparing the Premises for occupancy by Tenant; and (iii) the cost of performing any other covenants which would have otherwise been performed by Tenant. Tenant expressly agrees that Landlord is under no obligation to find a replacement tenant or to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting upon termination and Tenant expressly waives and renounces any defenses it may have under Georgia law relating to mitigation of damages and expressly agrees and covenants that Landlord's action or inaction with respect to the reletting of the Premises do not in any way constitute a failure to mitigate damages or any other diminution of any damages which Landlord is entitled to recover pursuant to this paragraph.

     (d) Upon termination of Tenant's right to possession without termination of the Lease: (i) Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (b) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or part, from any obligation including Tenant's obligation to pay the Base Rental and additional rent hereunder for the full Lease Term. In such case, Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the Base Rental and additional rent hereunder for the remainder of the Lease Term plus any other sums provided herein to be paid by Tenant for the remainder of the Lease Term; (ii) Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character and use made of the Premises) and Landlord shall not be required to accept any Tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations in or to the Premises, and redecorate same, to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses for reletting including, without limitations any broker's commission incurred by Landlord . If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all

     Base Rental and additional rent hereunder and other sums reserved in this Lease for the remaining term hereof, together with the cost or repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fees and broker's commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this subparagraph (d) from time to time.

     (e) In the event of any default in the payment of any installment when due, or upon any amount falling due pursuant to this paragraph, (or for any other breach of any other provisions of this Lease), Tenant agrees to pay Landlord the actual attorneys' fees incurred by Landlord in the collection of any such amounts, including any and all costs and expenses of litigation.

     Pursuit of any of the remedies provided in this Paragraph 26 shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of a violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. Without limiting the foregoing, to the extent permitted by law, Tenant hereby: (i) appoints and designates the Premises as a proper place for service of process upon Tenant, and agrees that service of process upon any person apparently employed by Tenant upon the Premises or leaving process in a conspicuous place within the Premises shall constitute a personal service of such process upon Tenant (provided, however, Landlord does not hereby waive the right to serve Tenant with process by any other lawful means); (ii) expressly waives any right to trial by jury; (iii) expressly waives the service of any notice under any existing or future law of the State of Georgia applicable to landlords and tenants; (iv) expressly consents to the personal jurisdiction of the courts of the State of Georgia; and (v) expressly waives the defense of failure to mitigate damages or any other defense which would constitute a diminution of any remedies or damages to which landlord is entitled hereunder.

     In no event shall Tenant have the right to terminate or rescind this Lease as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere. Tenant hereby waives such remedies of termination and recession and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the holder of any deed to secure debt or similar instrument encumbering the Building, notice of and a reasonable time to cure any default by Landlord.

27.  Quiet Enjoyment

     Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the Base Rental and additional rent hereunder and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any obligations of this Lease because of such Interferences or disturbances.

28.  Surrender of Premises

     (a) At the end of the term or any renewal thereof or other sooner termination of this Lease, the Tenant will peaceably deliver up to the Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same conditions as received or first installed, ordinary wear and tear, damage by fire, earthquake, act of God or the elements alone excepted. Tenant shall, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, title to which shall be in name of Tenant until such termination, repairing any damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant, and title to the same shall thereupon pass to Landlord. Upon request by Landlord, Tenant shall remove, at Tenant's sole cost, any or all permanent improvements or additions to the Premises installed by or for the account of Tenant and all movable furniture and equipment belonging to Tenant which may be left by Tenant and Tenant shall repair any damage resulting from such removal and restore the Premises to its original condition. Any and all property which Tenant fails to remove from the Premises or the Building upon termination of this Lease may be handled, removed and stored by or at the direction of Landlord, at the sole risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control.

     (b) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it if any or all such subleases or subtenancies.

29.  Subordination and Attornment

     (a) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien and security title of any deed to secure debt or similar instrument which may now or hereafter encumber Landlord's title in and to the Building and to any modifications, renewals, consolidations, extensions, or replacements thereof.

     (b) Subparagraph (a) above shall be self-operative, and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant shall, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord or the holder of any such deed to secure debt or similar instrument, without expense, such instruments as may be reasonably requested by Landlord or such holder to evidence the subordination of this Lease and all rights hereunder to the lien of any such deed to secure debt or similar instrument, and each renewal, modification, consolidation, replacement, and extension thereof, and if Tenant shall fail at any time, within ten (10) days following the giving of a written request therefore to execute, acknowledge, and deliver any such instrument, Landlord in addition to any other remedies available to it in consequence thereof, may execute, acknowledge, and deliver the same as the attorney-in-fact of Tenant and in Tenant's name, place, and stead, and Tenant hereby irrevocably makes, constitutes, and appoints Landlord and its successors and assigns, such attorney-in-fact for that purpose.

     (c) If the holder of any deed to secure debt or similar instrument encumbering Landlord's title in and to the Building shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall at the option of such holder, attorn to and recognize such successor as Tenant's landlord under this lease and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment, and Tenant hereby irrevocably appoints Landlord or such holder the attorney-in-fact of Tenant to execute and deliver such instrument on behalf of Tenant should Tenant refuse and fail to do so within ten (10) days after Landlord or such holder shall have given notice to Tenant requesting the execution and delivery of such instrument. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant, subject to all of the then executory terms, covenants, and conditions of this Lease.

30.  Estoppel Certificate

     Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a certificate substantially in the form attached hereto as Exhibit "C" and made a part hereof, indicating thereon any exceptions thereto which may exist at that time. Failure of the Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included in Exhibit "C" are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 30 may be relied upon by Landlord or by any lender, purchaser or prospective purchaser of the Building or the Property or anyone else to whom Landlord may provide said certificate.

31.  Waiver

     If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or of any other term, covenant or condition contained herein.

32.  Security Deposit

     The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Landlord shall be entitled to commingle the Security Deposit with other funds of Landlord, and the Security Deposit shall not be deemed to be held in trust by Landlord for Tenant or any other person. Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant or Tenant's last permitted assignee at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease (including, without limitation, the obligations, of Tenant to maintain and repair the Premises) have been fulfilled. On the occurrence of any events of default as described in the Lease, said Security Deposit shall become due and payable to Landlord. If the Building is conveyed by Landlord, said Security Deposit shall become due and payable to Landlord. If the Building is conveyed by Landlord, said Security Deposit may be paid over to Landlord's successor and, if so, Tenant hereby releases Landlord from any and all liability with respect to said Security Deposit and its application or return. The Security Deposit shall not be assigned or encumbered by Tenant without the written consent of Landlord and such assignment or encumbrance without Landlord's consent shall be void.

33.  Notices

     Whenever any notice, demand or request is required or permitted hereunder, such notice shall be sent by United States Mail, registered, postage pre-paid, or by a commercial mail service with delivery confirmed by receipt or, if by hand delivery, with confirmation delivery as described above to the address set forth below:

Tenant:    Automated Dispatch Solutions, Inc.    Automated Dispatch Solutions, Inc.
-----------------------------------------------------------------------------------
     8175 Northwest 12th Street                  1985 Phoenix Blvd
-----------------------------------------------------------------------------------
     Suite 430                                   Suite 235
-----------------------------------------------------------------------------------
     Miami, Florida  33126                       Atlanta, Georgia  30349
-----------------------------------------------------------------------------------
     Attn:                                       Attn:
-----------------------------------------------------------------------------------
Landlord:Principal Mutual Life Insurance         Principal Mutual Life Insurance
 Company                                         Company
-----------------------------------------------------------------------------------
     c/o Brannen/Goddard Company                 711 High Street
-----------------------------------------------------------------------------------
     1895 Phoenix Boulevard, Suite 336           Des Moines, IA  50392-0137
-----------------------------------------------------------------------------------
     Atlanta, GA  30349
-----------------------------------------------------------------------------------

     Any notice, demand or request which shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notices, demands or requests are hand-delivered in person or (ii) on the third day after the mail of such notices, demands or requests in accordance with the preceding portion of this Paragraph 33.

     Either Landlord or Tenant shall have the right from time to time to designate by written notice to the other party such other places in the United States as Landlord or Tenant may desire written notice to be delivered or sent in accordance herewith; provided, however, at no time shall either party be required to send more than an original and two copies of any such notice, demand or request required or permitted hereunder.

34.  Captions and References

     The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease.

35.  Successors and Assigns

     The words "Landlord" and "Tenant" as used herein include the respective contracting party, whether singular or plural, and whether an individual, masculine or feminine, or a partnership, joint venture, business trust, or corporation. The provisions of this Lease shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective successors, and assigns subject, however, to the provisions of Paragraph 19 hereof.

36.  Severability

     If any clause, phrase, provisions or portions of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such even shall not affect, impair or render invalid or unenforceable the remainder of this Lease or any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there shall be added as a part of this Lease a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

37.  Governing Law

     This lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Georgia.

38.  Force Majeure

     Whenever a period of time is herein prescribed for the taking or any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, fire, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

39.  Time of Essence

     Time is of the essence of this Lease and all of its provisions.

40.  Entire Agreement

     This Lease together with its exhibits contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument signed by the parties hereto.

41.  Survival of Tenant's Obligations

     All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term or this Lease shall survive the expiration or earlier termination of the term hereof.

42.  Holding Over

     In no event shall there be any renewal of this Lease by operation of law, and if Tenant remains in possession of the Premises after the termination of this Lease and without a new lease executed by Landlord and Tenant, Tenant shall be deemed to be occupying the Premises as a tenant at sufferance on a month to month basis and shall pay rent in an amount equal to two hundred percent (200%) of the Base Rental and additional rent provided for in this Lease and otherwise subject to all the covenants and provisions of this Lease insofar as the same are applicable to a month-to-month tenancy.

43.  Corporate Authority

     If Tenant is a corporation each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duty authorized and existing corporation, that Tenant has and is qualified to do business in Georgia, that the corporation has full right and authority to enter into this Lease, and that each and both persons signing on behalf of the corporation were authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

44.  Mortgage Approvals

     Landlord shall not be deemed to have unreasonably withheld its consent or approval of any matter hereunder if the holder of any deed to secure debt or similar instrument encumbering the Building or the Property or any portion thereof shall refuse or withhold its approval or consent thereto. Any requirement which Landlord imposes pursuant to the direction of any such holder shall be deemed to have been reasonably imposed by Landlord if made in good faith.

45.  Landlord's Lien

     In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a dreamt under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code. including without limitation the right to sell the property described in this Paragraph 45 at public or private sale upon providing the notice called for by the Uniform Commercial Code or if none is so called for upon five (5) days notice to Tenant. Tenant hereby agrees that this Lease shall constitute a security agreement and further agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

46.  Landlord's Liability

     In no event shall Landlord's liability for any breach of this Lease exceed the amount of rental then remaining unpaid for the then current term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure of agreed amount of Landlord's liability with respect to any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event. Neither Landlord nor any partner of Landlord shall have any personal liability with respect to any of the provisions of this Lease, and if Landlord is in default with respect to its obligations under this Lease, Tenant shall look solely to Landlord's equity in the Building and the Property or any available insurance proceeds for satisfaction.

47.  Right to Relocate

     If the size of Tenant's Premises is less than 5,000 square feet, Landlord reserves the right to relocate Tenant during the term of this Lease or any renewal hereof, to similar quality office space within the Building. If Landlord exercises this right to relocate Tenant, then the expenses of moving Tenant's property from the Premises to Tenant's new office space shall be determined prior to the relocation of Tenant.

48.  Rules and Regulations

     Tenant shall faithfully observe and comply with the Rules and Regulations attached hereto as Exhibit "D" to this Lease and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any of said Rules and Regulations.

49.  Transfers by Landlord

     Landlord shall have the right to transfer and assign, in whole or in part all its rights and obligations hereunder and in the Building or the Property, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and

     Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations. Tenant agrees to attorn to such successor in interest of Landlord.

50.  Commissions

     Tenant represents and warrants to Landlord that (except with respect to any broker identified in Paragraph 1 hereof) no broker or other person has represented Tenant in the negotiations for and procurement of this Lease and that no commissions or compensation of any kind are due and payable in connection herewith to any broker or other person. Tenant agrees to indemnify and hold Landlord harmless from any and all claims, suits, or judgments (including, without limitation, reasonable attorneys' fees and court costs incurred in the enforcement of this indemnity or otherwise) for any commissions or compensation of any kind which arise out of or are in any way connected with any claimed agency relationship with Tenant (except for any broker identified in Paragraph 1 above).

51.  Submission of Lease

     The submission of this Lease to Tenant for examination does not constitute an offer to lease, and this Lease shall be effective only upon its complete execution by both Landlord and Tenant. Execution of this Lease by Tenant and delivery of such Lease to Landlord for its execution shall constitute an offer to lease to Landlord which shall remain open for Landlord's acceptance for a period of fourteen (14) days after the receipt by Landlord of such executed Lease.

52.  Special Stipulations

     In the event that the following conflicts with the foregoing provisions of this Lease, the following shall control:

     EXHIBIT A:     Premises

     EXHIBIT B:     Special Stipulation

     EXHIBIT C:     Estoppel Certificate

     EXHIBIT D:     Rules and Regulations

     EXHIBIT E:     Lower Lot

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple counterparts each of which shall be deemed an original as of the day and year first above written


                       LANDLORD:  PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                               BY:    /s/ Scott D. Harris
                       --------------------------------------------------
                       TITLE:  Assistant Director
                       --------------------------------------------------
                       ATTEST:  /s/ Timothy E. Minton
                       --------------------------------------------------
                       TITLE:  Director
                       --------------------------------------------------
                       TENANT:  AUTOMATED DISPATCH SOLUTIONS, INC.

                       BY:    /s/
                       --------------------------------------------------
                       TITLE:  President
                       --------------------------------------------------
                       ATTEST:  /s/
                       --------------------------------------------------
                       TITLE:
                       --------------------------------------------------
                                    (corporate seal)

                                  EXHIBIT "B"

                              SPECIAL STIPULATIONS


Lease Agreement between Principal Mutual Insurance Company, as Landlord, and Automated Dispatch Solutions, Inc. d/b/a ADS, as Tenant dated _______________, for Suite 235 at One Crown Center containing 4,745 rentable square feet.

These special Stipulations are made and entered into contemporaneously with the lease agreement described above. In the case of any conflict between the Special Stipulations and the Lease, these Special Stipulations shall control. All terms used herein shall be the same as defined in the Lease.


1.   RENTAL SCHEDULE.  The Base Rental shall be:
     ---------------


      PERIOD        MONTHLY AMOUNT  ANNUAL AMOUNT
------------------  --------------  -------------
9/1/97 - 8/31/98         $6,227.81     $74,733.72
-------------------------------------------------
9/1/98 - 8/31/99         $6,414.64     $76,975.68
-------------------------------------------------
9/1/99 - 8/31/00         $6,607.08     $79,284.96
-------------------------------------------------
9/1/00 - 8/31/01         $6,805.29     $81,663.48
-------------------------------------------------
9/1/01 - 8/31/02         $7,009.45     $84,113.40
-------------------------------------------------


2.   CONSTRUCTION OF PREMISES.  Landlord shall repaint and recarpet the Premises
     ------------------------
     and otherwise deliver the Premises in "as is" condition. Tenant may elect to vary from the plans and specifications, however, such changes shall be confirmed by a work change order prior to the performance of such changes. Landlord will not be responsible for delays in the completion of the Premises resulting from changes made at the request of the Tenant after final construction documents are issued. Tenant shall pay Landlord for such changes which result in increased construction costs in cash prior to the Commencement Date. During the course of construction of the Premises, any changes made by Tenant will not delay the Commencement Date.
     Landlord's failure to deliver possession due to Tenant's failure to pay any such cost shall not be a breach of this Lease.

3.   OPTION TO TERMINATE.  Provided Tenant is not in default Tenant shall have
     -------------------
     the option to terminate the lease without penalty effective September 1, 2000 upon notice to Landlord on or before September 1, 1999.

4.   PARKING.  Tenant will require 19 of Tenant's Employees to park in the
     -------
     "Lower Lot" (See Exhibit "E") and Tenant will be responsible for the enforcement of this provision. Failure to do so will constitute a default under this Lease. Tenant shall also be allowed the use of 8 spaces throughout the Building parking areas with no restrictions.

5.   All rental payments are to be forwarded to:

          One Crown Center
          c/o Brannen/Goddard Company
          3390 Peachtree Road
          Suite 1200
          Atlanta, GA 30326

6.   REPRESENTATION.  In this transaction the Tenant has been represented by
     --------------
     Peachtree Partners and Peachtree Partners shall receive a commission from the Landlord payable by

     Brannen/Goddard Company. The Landlord has been represented by Brannen/Goddard company and Brannen/Goddard Company shall be paid a commission by the Landlord.

                                  EXHIBIT "C"

                              ESTOPPEL CERTIFICATE


--------------------

--------------------
      EXHIBIT
--------------------

--------------------
RE:



Gentlemen:

The undersigned, as Tenant under that certain lease (the "Lease") dated ___________________ made with _______________________, as Landlord (the
"Landlord"), does hereby agree and certify:

       1. That the copy of the Lease attached hereto as Exhibit "A" is a true and complete copy of the Lease, and there are no amendments, modifications or extensions of or to the Lease except as set forth immediately below:


                   --------------------

                   --------------------

                   --------------------

       2. That the term of the Lease commenced or began on ______________, 19____, and the Lease is now in full force and effect.

     3. That its leased premises at the above location have been completed in accordance with the terms of the Lease, that it has accepted possession of said premises, that it now occupies the same and that Tenant is Paying full lease rental.

     4. That it began paying rent on ________________________, and that save only as may be required by the terms of the Lease, no rental has been paid in advance, nor has the undersigned deposited any sums with the Landlord as security except as set forth immediately below:

               -----------------------------

               -----------------------------

               -----------------------------

     5. That there exist no defenses or offsets to enforcement of the Lease by the Landlord and, so far as is known to the undersigned, the Landlord is not, as of the date hereof, in default in the performance of the Lease, nor has the Landlord committed any breach thereof, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach by the Landlord.

     The undersigned acknowledges that you are relying on the above representations of the undersigned in (advancing funds to purchase the existing first mortgage loan covering the building in which the leased premises arc located) and does hereby warrant and affirm to and for your benefit, and that of your successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.

Dated:                               Tenant:
      --------------------                  --------------------

                                     By:       EXHIBIT
                                        ------------------------

                                     Its:

                                       -------------------------

                                  EXHIBIT "D"

                             RULES AND REGULATIONS


1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenants or used by them for any purpose other than for ingress and egress from their respective premises. The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of such Tenant's business unless such persons are engaged in illegal activities.
     No Tenant, and no employees or invitees of any Tenant, shall go upon the roof of the Building, except as authorized by Landlord.

2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of the leased premises shall be inscribed, painted, affixed, installed or otherwise displayed by any tenant either on its premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, or notice without notice to and at the expense of Tenant,

     If Landlord shall have given such consent to any Tenant at any time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such Lease and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice.

     All approved signs or lettering on doors and walls shall be painted, affixed and inscribed at the expense of the Tenant by a person approved by Landlord.

3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant's premises.

5. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. at all hours on Saturday, Sundays and holidays all persons who are not Tenants or their accompanied guests in the Building. Each Tenant shall be responsible for all persons it allows to enter the Building and shall be liable to Landlord for all acts of such persons.

     Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Building of any person.

     During the continuance of any invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion. Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of Tenants and protection of the Building and property in the Building.

6. No Tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the premises. Landlord shall in no way be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other person.

7. No Tenant shall obtain or maintain for use upon its premises coin-operated vending machines or receive barbering or shoe shine services in its premises except from persons authorized by Landlord.

8. Each Tenant shall see that all doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the Tenant or its employees leave such premises, and that all utilities shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other Tenants or occupants of the Building or Landlord. On multiple-tenancy floors. all Tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

9. As more specifically provided in the Tenant's Lease of the premises, Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls.

10. No Tenant shall alter any lock or access device or install a new or additional lock or access device or any bolt off any door of its premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

11. No Tenant shall make or have made additional copies of any keys or access devices provided by Landlord. Each Tenant upon the termination of' the Tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished the Tenant or which the Tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefor.

12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever, including, but not limited to, coffee grounds shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employee or invitees, shall have caused it.

13. No Tenant shall use or keep in its premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment. No Tenant shall use any method of heating or air-conditioning other than that supplied by Landlord.

14. No Tenant shall use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about any premises of the Building.

15. No cooking shall be done or permitted by any Tenant on its Premises (except microwave ovens or Underwriters' Laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for Tenants and their employees shall be permitted, provided that such equipment and use is in accordance with applicable federal, state and city laws, codes, ordinances, rules and regulations) nor shall premises be used for lodging.

     Except with the prior written consent of Landlord, no Tenant shall sell, permit the sale, at retail, of newspapers, magazines periodicals, theater tickets or any other goods or merchandise in or on any premises, nor shall Tenant carry on, or permit or allow any employees or other person to carry on, the business of stenography, typewriting or any similar business in or from any premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any Tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall the premises of any Tenant be used for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in such Tenant's lease.

16. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlords instructions in their installation.

17. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes or other office equipment affixed to all premises shall be subject to the written approval of Landlord.

18. No Tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

19. No Tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floors of its premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused

20. No furniture, freight equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord. Landlord shall have the right to prescribe the weight, size and position of all sales, furniture, files, bookcases or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to property distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

     Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

21. No Tenant shall place a load upon any floor of the premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. No Tenant shall mark, or drive nails, screws or drill into, the partitions, woodwork or plaster or in any way deface such premises or any part thereof.

22. There shall not be used in any space, or in the public areas of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into or kept in or about the premises.

23. Each Tenant shall store all its trash and garbage within the interior of its premises. No materials shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in this area without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry ways and elevators provided for such purposes and at such times as Landlord may designate.

24. Canvassing, soliciting, distributing of handbills or any other written material, and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same. No Tenant shall make room-to-room solicitation of business from other tenants in the Building.

25. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Building.

26. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

27. Tenant shall comply with all energy conservation, safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the premises closed.

29. The requirements of Tenants will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless special instruction from Landlord, and no employees will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

30. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Building.

31. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

32. All wallpaper or vinyl fabric materials which Tenant may install on painted walls shall be applied with a strippable adhesive. The use of nonstrippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

33. Tenant shall provide and maintain hard surface protective mats under all desk chairs which are equipped with casters to avoid excessive wear and tear to carpeting. If Tenant falls to provide such mats, the cost of carpet repair or replacement made necessary by such excessive wear and tear shall be charged to and paid for by Tenant.

34. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to Tenant to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

35. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical mixtures, or heating apparatus so that such accidents or defects may be attended to properly.

36. No Tenant shall store items in any common areas, corridors, stairwells or restrooms. This includes any mechanical, telephone or other rooms restricted to Landlord.

37. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

38. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, after or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of premises in the Building.

39. No smoking is allowed within the Building, including any Tenant premises or Building common areas. Landlord may designate a specific smoking area in a suitable area outside of the Building.

40. No animals or dogs are allowed within the Building, including any Tenant premises or Building common areas.

41. Tenant shall not store nor bring into the Buildings, Fire Arms, ammunition or other devices generally considered to be a weapon.

                            FIRST AMENDMENT TO LEASE



This Amendment of Lease is made as of _____________, 1997, between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY ("Landlord") and AUTOMATED DISPATCH SOLUTIONS, INC. D/B/A ADS ("Tenant").



WHEREAS:



A. Principal Mutual Life Insurance Company ("Landlord") and Automated Dispatch Solutions, Inc. d/b/a ADS, ("Tenant") have entered into a lease agreement dated ___________________ ("Lease"), by which Landlord demised unto Tenant 4,745 square feet, Suite 235, on the second floor of One Crown Center, situated at 1895 Phoenix Boulevard, Atlanta, Georgia 30349, as described in the Lease.

B.   Landlord and Tenant desire to amend the lease as described below:

NOW THEREFORE BE IT AGREED:

42.  Expansion of Premises:  Effective October 1, 1997 the Premises shall
     ---------------------
     increase by 2,075 rentable square feet (Suite 306 "Expansion Area") to a total of 6,820 rentable square feet.

43.  Lease Term:  The Lease Term termination date shall be amended to September
     ----------
     30, 2002.

44.  Base Rental:  The Base rental schedule shall be amended as follows:
     -----------


      PERIOD         MONTHLY RATE  PERIOD AMOUNT
      ------         ------------  -------------

10/1/97 - 9/30/98      $ 8,951.25    $107,415.00
10/1/98 - 9/30/99      $ 9,219.79    $110,637.48
10/1/99 - 9/30/00      $ 9,496.38    $113,956.56
10/1/00 - 9/30/01      $ 9,781.27    $117,375.24
10/1/01 - 9/30/02      $10,074.71    $120,896.52



45.  Tenant Improvements:  Landlord at Landlord's expense shall repaint and
     -------------------
     recarpet the Expansion Area. Landlord shall also remove one wall, construct two walls and install a door, close one opening.

46.  Option to Terminate:  Provided Tenant is not in default, Tenant shall have
     -------------------
     the option to Terminate the Lease effective October 1, 2000 upon notice to Landlord on or before October 1, 1999 and payment of $2,000.00 at the time of notice.

47.  Early Occupancy:  Tenant may temporarily occupy the "Expansion Area"
     ---------------
     effective September 1, 1997 on an "as-is" basis. Landlord shall make the Tenant improvements after the completion of Tenant's temporary occupancy.

48.  Parking:  Reference Special Stipulations Exhibit B section 5.  Tenant will
     -------
     require 19 of Tenant's employees to park in the "Lower Lot" (See Exhibit "E") and Tenant will be responsible for the enforcement of this provision. Failure to do so will constitute a default under this Lease. Tenant shall also be allowed the use of 16 spaces throughout the Building parking areas with no restrictions.

49.50.    Security Deposit.Reference 2.6 of the Lease.  The Security Deposit is
          ----------------
     hereby increased to $10,074.71

51.  First Month's Rent.Tenant shall pay to Landlord $2,723.44 as additional
     ------------------
     first month's rent on the expansion area for the month of October 1997.

52. Peachtree Partners represents the Tenant and Peachtree Partners shall be paid a commission by the Landlord. Brannen/Goddard Company represents the Landlord and will be paid a commission by the Landlord.

53. In the event of conflict between the terms of this Amendment and the Lease, this Amendment shall control.

54. Except as otherwise stated herein, all capitalized terms shall bear the same meanings as ascribed to them in the Lease.

55. Except as set forth herein, the Lease remains unmodified and in full force and effect.



                                  LANDLORD:  Principal Mutual Life Insurance Co.
Attest:                           By:
       -----------------             -------------------------------------------


Its:                              Its:
       -----------------             -------------------------------------------

                                  TENANT:  Automated Dispatch Solutions

Attest:                           By:  /s/
       -----------------             -------------------------------------------


Its:                              Its:  President
       -----------------             -------------------------------------------

                                  Exhibit "A"

                                   Suite 306

                                   2,075 RSF

LANDLORD:             NEW WORLD PARTNERS JOINT VENTURE, a

                      Florida general partnership

                      c/o Codina Real Estate Management, Inc.

                      8323 N.W. 12/th/ Street, Suite 115

                      Miami, Florida 33126


TENANT:               AUTOMATED DISPATCH SOLUTIONS, INC., a

                      Delaware corporation

                      8175 N.W. 12/th/ Street

                      Miami, Florida  33126

DATE OF EXECUTION:    Aug. 7, 1997


     --------------------------------------------------------------------

                            LEASE-OFFICE COMMERCIAL

     --------------------------------------------------------------------


                                                            Revised Form 4/6/95

                                       35